                                                                   EXHIBIT 99.7

                                                        MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.                               ACCRUAL BASIS

CASE  NUMBER: 400-42147-BJH-11                               02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER


                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS


                                 SIXTH DIVISION


                            MONTHLY OPERATING REPORT


                         MONTH ENDING: FEBRUARY 28, 2001



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE PARTY:
/s/ Drew Keith                                          Chief Financial Officer
---------------------------------------               --------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

Drew Keith                                                      3/20/2001
---------------------------------------               --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

PREPARER:
/s/ Jessica L. Wilson                                  Chief Accounting Officer
---------------------------------------               --------------------------
ORIGINAL SIGNATURE OF PREPARER                                   TITLE

Jessica L. Wilson                                              3/20/2001
---------------------------------------               --------------------------
PRINTED NAME OF PREPARER                                          DATE

                                                        MONTHLY OPERATING REPORT

CASE  NAME: LONGHORN SOLUTIONS, INC.                             ACCRUAL BASIS-1

CASE  NUMBER: 400-42147-BJH-11                               02/13/95, RWD, 2/96



COMPARATIVE  BALANCE  SHEET

                                                                  MONTH               MONTH            MONTH
                                           SCHEDULE               -----               -----            -----
ASSETS                                      AMOUNT           January 2001        February 2001
----------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED  CASH                     $3,646                  $0                  $0               $0
2.   RESTRICTED  CASH                                               $0                  $0               $0
3.   TOTAL  CASH                            $3,646                  $0                  $0               $0
----------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS  RECEIVABLE  (NET)           $76,002              $3,601              $3,601               $0
5.   INVENTORY                                                      $0                  $0               $0
6.   NOTES  RECEIVABLE                                              $0                  $0               $0
7.   PREPAID  EXPENSES                                              $0                  $0               $0
8.   OTHER  (ATTACH  LIST)                $375,137            $755,788            $755,788               $0
9.   TOTAL  CURRENT  ASSETS               $454,785            $759,389            $759,389               $0
----------------------------------------------------------------------------------------------------------------
10.  PROPERTY,  PLANT  &  EQUIPMENT       $120,412                  $0                  $0               $0
11.  LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION                                       $0                  $0               $0
12.  NET  PROPERTY,  PLANT  &
     EQUIPMENT                            $120,412                  $0                  $0               $0
----------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                              $0                  $0               $0
14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH  LIST)       $2,892,844          $2,723,098          $2,723,098               $0
15.  OTHER (ATTACH LIST)                                            $0                  $0               $0
----------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                       $3,468,041          $3,482,487          $3,482,487               $0
================================================================================================================
POSTPETITION  LIABILITIES
17.  ACCOUNTS  PAYABLE                                              $0                  $0               $0
18.  TAXES  PAYABLE                                              ($164)              ($164)              $0
19.  NOTES  PAYABLE                                                 $0                  $0               $0
20.  PROFESSIONAL  FEES                                             $0                  $0               $0
21.  SECURED  DEBT                                                  $0                  $0               $0
22.  OTHER  (ATTACH  LIST)                                          $0                  $0               $0
----------------------------------------------------------------------------------------------------------------
23.  TOTAL  POSTPETITION
     LIABILITIES                                                 ($164)              ($164)              $0
================================================================================================================
PREPETITION  LIABILITIES
24.  SECURED  DEBT                                                  $0                  $0               $0
25.  PRIORITY  DEBT                        $73,455                  $0                  $0               $0
26.  UNSECURED  DEBT                       $68,502             $62,673             $62,673               $0
27.  OTHER (ATTACH LIST)                                    $1,225,717          $1,225,717               $0
28.  TOTAL  PREPETITION  LIABILITIES      $141,957          $1,288,390          $1,288,390               $0
----------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                    $141,957          $1,288,226          $1,288,226               $0
================================================================================================================
EQUITY
30.  PREPETITION  OWNERS'  EQUITY                           $2,194,261          $2,194,261               $0
31.  POSTPETITION  CUMULATIVE
     PROFIT  OR  (LOSS)                                             $0                  $0
32.  DIRECT  CHARGES  TO  EQUITY
     (ATTACH  EXPLANATION)
33.  TOTAL  EQUITY                              $0          $2,194,261          $2,194,261               $0
----------------------------------------------------------------------------------------------------------------
34.  TOTAL  LIABILITIES  &
     OWNERS'  EQUITY                      $141,957          $3,482,487          $3,482,487               $0
================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                              ACCRUAL BASIS-2

CASE NUMBER: 400-42147-BJH-11                                02/13/95, RWD, 2/96

INCOME STATEMENT

                                               MONTH                 MONTH                 MONTH
                                               -----                 -----                 -----                QUARTER
REVENUES                                   January 2001          February 2001                                   TOTAL
------------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                               $0                    $0                    $0                    $0
2.   LESS: RETURNS & DISCOUNTS                    $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                  $0                    $0                    $0                    $0
========================================================================================================================
COST OF GOODS SOLD
4.   MATERIAL                                     $0                    $0                    $0                    $0
5.   DIRECT LABOR                                 $0                    $0                    $0                    $0
6.   DIRECT OVERHEAD                              $0                    $0                    $0                    $0
7.   TOTAL COST OF GOODS SOLD                     $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                 $0                    $0                    $0                    $0
========================================================================================================================
OPERATING EXPENSES
9.   OFFICER/INSIDER COMPENSATION                 $0                    $0                    $0                    $0
10.  SELLING & MARKETING                          $0                    $0                    $0                    $0
11.  GENERAL & ADMINISTRATIVE                     $0                    $0                    $0                    $0
12.  RENT & LEASE                                 $0                    $0                    $0                    $0
13.  OTHER (ATTACH LIST)                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                     $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                             $0                    $0                    $0                    $0
========================================================================================================================
OTHER INCOME & EXPENSES
16.  NON-OPERATING INCOME (ATT. LIST)             $0                    $0                    $0                    $0
17.  NON-OPERATING EXPENSE (ATT. LIST)            $0                    $0                    $0                    $0
18.  INTEREST EXPENSE                             $0                    $0                    $0                    $0
19.  DEPRECIATION/DEPLETION                       $0                    $0                    $0                    $0
20.  AMORTIZATION                                 $0                    $0                    $0                    $0
21.  OTHER (ATTACH LIST)                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                  $0                    $0                    $0                    $0
========================================================================================================================
REORGANIZATION EXPENSES
23.  PROFESSIONAL FEES                            $0                    $0                    $0                    $0
24.  U.S. TRUSTEE FEES                            $0                    $0                    $0                    $0
25.  OTHER (ATTACH LIST)                          $0                    $0                    $0                    $0
26.  TOTAL REORGANIZATION EXPENSES                $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                   $0                    $0                    $0                    $0
========================================================================================================================
28.  NET PROFIT (LOSS)                            $0                    $0                    $0                    $0
========================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                              ACCRUAL BASIS-3

CASE NUMBER: 400-42147-BJH-11                                02/13/95, RWD, 2/96


                                              MONTH                   MONTH                   MONTH
                                              -----                   -----                   -----                  QUARTER
CASH RECEIPTS AND DISBURSEMENTS           January 2001            February 2001                                       TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                  $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
2.   CASH SALES                                 $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
3.   PREPETITION                                $0                      $0                      $0                      $0
4.   POSTPETITION                               $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                   $0                      $0                      $0                      $0
============================================================================================================================
NON - OPERATING RECEIPTS
6.   LOANS & ADVANCES (ATTACH LIST)             $0                      $0                      $0                      $0
7.   SALE OF ASSETS                             $0                      $0                      $0                      $0
8.   OTHER (ATTACH LIST)                        $0                      $0                      $0                      $0
9.   TOTAL NON-OPERATING RECEIPTS               $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                             $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                       $0                      $0                      $0                      $0
============================================================================================================================
OPERATING DISBURSEMENTS
12.  NET PAYROLL                                $0                      $0                      $0                      $0
13.  PAYROLL TAXES PAID                         $0                      $0                      $0                      $0
14.  SALES, USE & OTHER TAXES PAID              $0                      $0                      $0                      $0
15.  SECURED/RENTAL/LEASES                      $0                      $0                      $0                      $0
16.  UTILITIES                                  $0                      $0                      $0                      $0
17.  INSURANCE                                  $0                      $0                      $0                      $0
18.  INVENTORY PURCHASES                        $0                      $0                      $0                      $0
19.  VEHICLE EXPENSES                           $0                      $0                      $0                      $0
20.  TRAVEL                                     $0                      $0                      $0                      $0
21.  ENTERTAINMENT                              $0                      $0                      $0                      $0
22.  REPAIRS & MAINTENANCE                      $0                      $0                      $0                      $0
23.  SUPPLIES                                   $0                      $0                      $0                      $0
24.  ADVERTISING                                $0                      $0                      $0                      $0
25.  OTHER (ATTACH  LIST)                       $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS              $0                      $0                      $0                      $0
============================================================================================================================
REORGANIZATION EXPENSES
27.  PROFESSIONAL FEES                          $0                      $0                      $0                      $0
28.  U.S. TRUSTEE FEES                          $0                      $0                      $0                      $0
29.  OTHER (ATTACH LIST)                        $0                      $0                      $0                      $0
30.  TOTAL REORGANIZATION EXPENSES              $0                      $0                      $0                      $0
31.  TOTAL DISBURSEMENTS                        $0                      $0                      $0                      $0
32.  NET CASH FLOW                              $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
33.  CASH-END OF MONTH                          $0                      $0                      $0                      $0
============================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                              ACCRUAL BASIS-4

CASE NUMBER: 400-42147-BJH-11                                02/13/95, RWD, 2/96


                                                SCHEDULE                  MONTH                   MONTH                   MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT               January 2001            February 2001
----------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                                   $0                      $0                      $0
2.   31-60                                                                  $0                      $0                      $0
3.   61-90                                                                  $0                      $0                      $0
4.   91+                                                                $5,182                  $5,182                      $0
5.   TOTAL ACCOUNTS RECEIVABLE                      $0                  $5,182                  $5,182                      $0
----------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581                  $1,581                      $0
----------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                      $0                  $3,601                  $3,601                      $0
============================================================================================================================

AGING OF POSTPETITION TAXES AND PAYABLES               MONTH:      February 2001

                                  0-30                31-60                61-90                  91+
TAXES PAYABLE                     DAYS                DAYS                 DAYS                  DAYS                    TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                       $0                  $0                   $0                    $0                      $0
2.   STATE                      ($164)                 $0                   $0                    $0                   ($164)
3.   LOCAL                         $0                  $0                   $0                    $0                      $0
4.   OTHER (ATTACH LIST)           $0                  $0                   $0                    $0                      $0
----------------------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE        ($164)                 $0                   $0                    $0                   ($164)
============================================================================================================================
6.   ACCOUNTS PAYABLE              $0                  $0                   $0                    $0                      $0
============================================================================================================================

STATUS OF POSTPETITION TAXES                           MONTH:      February 2001

                                          BEGINNING                AMOUNT                                          ENDING
                                             TAX                WITHHELD AND/              AMOUNT                    TAX
FEDERAL                                  LIABILITY*              0R ACCRUED                 PAID                  LIABILITY
----------------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                             $0                      $0                      $0                      $0
2.   FICA-EMPLOYEE**                           $0                      $0                      $0                      $0
3.   FICA-EMPLOYER**                           $0                      $0                      $0                      $0
4.   UNEMPLOYMENT                              $0                      $0                      $0                      $0
5.   INCOME                                    $0                      $0                      $0                      $0
6.   OTHER (ATTACH LIST)                       $0                      $0                      $0                      $0
----------------------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                       $0                      $0                      $0                      $0
============================================================================================================================
STATE AND LOCAL
8.   WITHHOLDING                               $0                      $0                      $0                      $0
9.   SALES                                  ($164)                     $0                      $0                   ($164)
10.  EXCISE                                    $0                      $0                      $0                      $0
11.  UNEMPLOYMENT                              $0                      $0                      $0                      $0
12.  REAL PROPERTY                             $0                      $0                      $0                      $0
13.  PERSONAL PROPERTY                         $0                      $0                      $0                      $0
14.  OTHER (ATTACH LIST)                       $0                      $0                      $0                      $0
15.  TOTAL STATE & LOCAL                    ($164)                     $0                      $0                   ($164)
----------------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                            ($164)                     $0                      $0                   ($164)
============================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                              ACCRUAL BASIS-5

CASE NUMBER: 400-42147-BJH-11                                02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:       February 2001
BANK RECONCILIATIONS

                                                Account #1                Account #2               Account #3          TOTAL
----------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                     Bank One                 Mid-Cities
B.      ACCOUNT NUMBER:                         1586267807                 4235800
C.      PURPOSE (TYPE):                   Operating-Closed 11/00   Operating - Closed 5/00
----------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                          $0                         $0                                  $0
2.   ADD: TOTAL DEPOSITS NOT CREDITED                    $0                         $0                                  $0
3.   SUBTRACT: OUTSTANDING CHECKS                        $0                         $0                                  $0
4.   OTHER RECONCILING ITEMS                             $0                         $0                                  $0
5.   MONTH END BALANCE PER BOOKS                         $0                         $0                   $0             $0
6.   NUMBER OF LAST CHECK WRITTEN            account closed            account closed


INVESTMENT ACCOUNTS

                                                  DATE OF                     TYPE OF             PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE                   INSTRUMENT             PRICE             VALUE
----------------------------------------------------------------------------------------------------------------------------
7.   N/A
8.   N/A
9.   N/A
10.  N/A
11.  TOTAL INVESTMENTS                                                                                $0                $0

CASH
----------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                                   $0
----------------------------------------------------------------------------------------------------------------------------
13.  TOTAL  CASH  -  END  OF MONTH                                                                                      $0
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                              ACCRUAL BASIS-6

CASE NUMBER: 400-42147-BJH-11                                02/13/95, RWD, 2/96

                                                        MONTH:     February 2001

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
-----------------------------------------------------------------------------------------------------------------------------
                            TYPE OF          AMOUNT         TOTAL PAID
         NAME               PAYMENT           PAID           TO DATE
-----------------------------------------------------------------------------------------------------------------------------
1.   Mary Phillips        Salary             $0             $68,750
2.
3.
4.
5.
-----------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                             $0             $68,750
=============================================================================================================================

                                  PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------
                          DATE OF COURT                                                                           TOTAL
                        ORDER AUTHORIZING           AMOUNT               AMOUNT            TOTAL PAID           INCURRED
         NAME                PAYMENT               APPROVED               PAID               TO DATE           & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
-----------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                 $0                   $0                  $0                  $0
=============================================================================================================================

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                    SCHEDULED            AMOUNTS
                                     MONTHLY               PAID                TOTAL
                                    PAYMENTS              DURING              UNPAID
       NAME OF CREDITOR               DUE                MONTH            POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------
1.   N/A
2.   N/A
3.   N/A
4.   N/A
5.   N/A
-----------------------------------------------------------------------------------------------------------------------------
6.   TOTAL                             $0                   $0                  $0
=============================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: LONGHORN SOLUTIONS, INC.                              ACCRUAL BASIS-7

CASE NUMBER: 400-42147-BJH-11                                02/13/95, RWD, 2/96

                                                        MONTH:     February 2001

QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------
                                                                   YES      NO
---------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                    X
---------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
---------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                        X
---------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                  X
---------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
---------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
---------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                               X
---------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
---------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
---------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                             X
---------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                       X
---------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.



INSURANCE
---------------------------------------------------------------------------------------------------------------
                                                                   YES      NO
---------------------------------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                      X
---------------------------------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
---------------------------------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                              INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------------------
   TYPE OF                                                                         PAYMENT AMOUNT
    POLICY                  CARRIER                      PERIOD COVERED             & FREQUENCY
---------------------------------------------------------------------------------------------------------------
Property Insurance    CAN Transcontinental Ins. Co       9/12/00-9/11/01             $ 1,723.00       Annual
---------------------------------------------------------------------------------------------------------------

    See Kitty Hawk, Inc. Case #400-42141

CASE  NAME: LONGHORN SOLUTIONS, INC.

CASE  NUMBER: 400-42147-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                        February 2001


8.   OTHER (ATTACH LIST)                         $              755,788 Reported
                                                 -----------------------
          Intercompany Receivables                              716,123
          Deferred Taxes                                         36,717
          Security Deposit                                        2,948
                                                 -----------------------
                                                                755,788 Detail
                                                 =======================
                                                                      - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                  $            2,723,098 Reported
                                                 -----------------------
          Software knowledge                                  3,397,988
          Accum Amortization                                   (674,890)
                                                 -----------------------
                                                              2,723,098 Detail
                                                 -----------------------
                                                                      - Difference

27.  OTHER (ATTACH LIST)                         $            1,225,717 Reported
                                                 -----------------------
          Accrued income taxes                                  (71,204)
          Deferred income tax expense                         1,296,921
                                                 -----------------------
                                                              1,225,717 Detail
                                                 -----------------------
                                                                      - Difference

CASE NAME: LONGHORN SOLUTIONS, INC.                         FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42147-BJH-11                                      ACCRUAL BASIS

                                                            MONTH: February 2001



 ACCRUAL BASIS FORM NUMBER    LINE NUMBER          FOOTNOTE/EXPLANATION
---------------------------------------------------------------------------------------------------------------




           6                                All Professional fees related to the Reorganization of the
                                              Company are disbursed out of Kitty Hawk, Inc. (Parent
                                              Company). Refer to Case # 400-42141
---------------------------------------------------------------------------------------------------------------
           7                                All other insurance plans related to the Company are carried at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                              400-42141.
---------------------------------------------------------------------------------------------------------------
        General                             Operations of this entity ceased
                                              October 12, 2000. Costs incurred
                                              are final closing relating items.
---------------------------------------------------------------------------------------------------------------